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                                                                   Exhibit 10.15

                                    SUPPLEMENT NO. 1, dated as of July 19, 2001, to the Guarantee Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000, among PLIANT CORPORATION (f/k/a Huntsman Packaging Corporation), a Utah corporation (the "Borrower"), each of the subsidiaries of the Borrower listed on
                                    Schedule I thereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"), and BANKERS TRUST COMPANY, a New York banking corporation, as administrative agent (the "Administrative Agent") for the Lenders under the Credit Agreement referred to below.

         A. Reference is made to the Credit Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Aspen Industrial, S.A. de C.V., a Mexico corporation, the lenders from time to time party thereto (the "Lenders") and the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         B. The Borrower and the Subsidiary Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Subsidiary Guarantor upon becoming a Subsidiary.
Section 20 of the Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Subsidiary Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries of the Borrower (the "New Subsidiary Guarantors") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Administrative Agent and each of the New Subsidiary Guarantors agree as follows:

         SECTION 1. In accordance with Section 20 of the Guarantee Agreement, each of the New Subsidiary Guarantors by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and each of the New Subsidiary Guarantors hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" or "Guarantor" in the Guarantee Agreement shall be deemed to include each of the New Subsidiary Guarantors. The Guarantee Agreement is hereby incorporated herein by reference.
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         SECTION 2. Each of the New Subsidiary Guarantors represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each of the New Subsidiary Guarantors and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement. All communications and notices hereunder to each of the New Subsidiary Guarantors shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

         SECTION 8. Each of the New Subsidiary Guarantors agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.
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         IN WITNESS WHEREOF, each of the New Subsidiary Guarantors and the
Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                                        UNIPLAST HOLDINGS INC.,

                                        By    /s/ Larry Shepler
                                             ----------------------------------
                                        Name:   Larry Shepler
                                        Title:     Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        UNIPLAST U.S., INC.,

                                        By    /s/ Larry Shepler
                                             ----------------------------------
                                        Name:   Larry Shepler
                                        Title:     Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        TUREX, INC.,

                                        By    /s/ Larry Shepler
                                             ----------------------------------
                                        Name:   Larry Shepler
                                        Title:     Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        PIERSON INDUSTRIES, INC.,

                                        By    /s/ Larry Shepler
                                             ----------------------------------
                                        Name:   Larry Shepler
                                        Title:     Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173
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                                        UNIPLAST MIDWEST, INC.,

                                        By    /s/ Larry Shepler
                                             ----------------------------------
                                        Name:   Larry Shepler
                                        Title:     Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        BANKERS TRUST COMPANY,
                                        as Collateral Agent,

                                        By   /s/ Robert R. Telesca
                                           ------------------------------------
                                       Name:     Robert R. Telesca
                                       Title:    Vice President
                                       Address:  One Bankers Trust Plaza
                                                 New York, New York 10006